Exhibit 10.13

JOINDER AGREEMENT AND SUPPLEMENT TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

THIS JOINDER AGREEMENT AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (“Agreement”) is made and entered into as of August 10, 2006, by and among DELNOR PROPERTY, LLC, a Delaware limited liability company (“DelnorProp”), DELTA STEEL PROPERTY, LLC, a Delaware limited liability company (“DeltaProp”), FERALLOY PROPERTY, LLC, a Delaware limited liability company (“FeralloyProp”), INFRA-METALS PROPERTY, LLC, a Delaware limited liability company (“InfraProp I”), INFRA-METALS PROPERTY II, LLC, a Delaware limited liability company (“InfraProp II”), METALS SUPPLY PROPERTY, LLC, a Delaware limited liability company (“MetalsProp”), and SMITH PIPE & STEEL PROPERTY, LLC, a Delaware limited liability company (“SmithProp”; DelnorProp, DeltaProp, FeralloyProp, InfraProp I, InfraProp II, MetalsProp and SmithProp are hereinafter referred to collectively as “New Borrowers” and each individually as a “New Borrower”); PNA GROUP, INC., a Delaware corporation and successor by merger to Travel Merger Corporation (“PNA”), SMITH PIPE & STEEL COMPANY, an Arizona corporation (“Smith”), INFRA-METALS CO., a Georgia corporation (“Infra-Metals”), FERALLOY CORPORATION, a Delaware corporation (“Feralloy”), DELTA STEEL, L.P., a Texas limited partnership (“Delta Steel”), DELTA GP, L.L.C., a Texas limited liability company (“Delta GP”), DELTA LP, L.L.C., a Delaware limited liability company (“Delta LP”), DELNOR CORPORATION, a Texas corporation (“Delnor”), TRAVEL MAIN CORPORATION, a Delaware corporation (“Travel Main”), LOCKWOOD ACQUISITION, LLC, a Delaware limited liability company (“Lockwood”), CLINTON & LOCKWOOD, LTD., a Texas limited partnership (“C&L”), METALS SUPPLY COMPANY, LTD., a Texas limited partnership (“Metals Supply”), and MSC MANAGEMENT, INC., a Texas corporation (“MSC”; PNA, Smith, Infra-Metals, Feralloy, Delta Steel, Delta GP, Delta LP, Delnor, Travel Main, Lockwood, C&L, Metals Supply and MSC are hereinafter referred to collectively as “Existing Borrowers” and each individually as an “Existing Borrower”; New Borrowers and Existing Borrowers are hereinafter referred to collectively as “Borrowers” and each individually as a “Borrower”); the various financial institutions party from time to time to the Credit Agreement (as hereinafter defined) as lenders (together with their respective successors and assigns, “Lenders”); and BANK OF AMERICA, N.A., a national banking association, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, “Administrative Agent”).

Recitals:

Administrative Agent, Lenders, Existing Borrowers and the other Agents named therein are parties to a certain Amended and Restated Credit and Security Agreement, dated as of May 9, 2006 (as at any time amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), pursuant to which Lenders have made certain Revolver Loans, Term Loans and letter of credit accommodations to Existing Borrowers. New Borrowers are executing this Agreement to become parties to the Credit Agreement and in order to induce Lenders to continue to extend credit under the Credit Agreement and as consideration for the financial accommodations previously made.

Accordingly, in consideration of the Credit Agreement, for Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, Administrative Agent, Lenders, Existing Borrowers and New Borrowers agree as follows:

1) Definitions; Certain Matters of Construction. Each capitalized term used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such term in the Credit Agreement. The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this

Agreement as a whole and not to any particular section, paragraph or subdivision. All references to any Person shall mean and include the successors and permitted assigns of such Person. All references to any of the Credit Documents shall include any and all amendments or modifications thereto and any and all restatements, extensions or renewals thereof. Wherever the phrase “including” shall appear in this Agreement, such word shall be understood to mean “including, without limitation.”

2) Addition of New Borrowers. By its execution and delivery of this Agreement, each New Borrower (a) acknowledges and agrees that, as of the Agreement Effective Date (as hereinafter defined), it is a “Borrower” under the Credit Agreement with the same force and effect as if originally named therein as a “Borrower,” (b) covenants with Administrative Agent and Lenders that it will observe and perform the terms and provisions of the Credit Agreement to the same extent as if it were an original party thereto, and (c) confirms that it has received a copy of the Credit Agreement. The parties hereto agree that each reference in the Credit Agreement and the other Credit Documents to “Borrower,” “Borrowers” or terms of similar import shall be deemed to include each New Borrower.

3) Joint and Several Liability; Borrower Agent. Each New Borrower acknowledges that it has requested Lenders to extend financial accommodations to it and to the other Borrowers on a combined basis in accordance with the provisions of the Credit Agreement, as hereby amended. In accordance with the terms of the Credit Agreement, each New Borrower acknowledges and agrees that, as of the Agreement Effective Date (as hereinafter defined), it shall be jointly and severally liable for any and all Loans and other Obligations heretofore or hereafter made or extended by Administrative Agent and Lenders to any and all of the Borrowers and for all interest, fees and other charges payable in connection therewith. Each New Borrower hereby irrevocably appoints and designates PNA, and PNA agrees to act, as the agent and representative of such New Borrower for all purposes under the Credit Agreement, including requesting Borrowings, selecting whether any Loan or portion thereof is to bear interest as a Base Rate Loan or a LIBOR Loan, and receiving account statements and other notices and communications to Borrowers (or any of them) from Administrative Agent.

4) Grant of Security Interest.

(a) To secure the prompt payment and performance of all of the Obligations and subject to the terms of Section 7.7 of the Credit Agreement, each New Borrower hereby grants to Administrative Agent, for the benefit of Secured Parties, a continuing security interest in and Lien upon all personal property of such New Borrower, including all of the following Property and interests in Property of such New Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

(i) all Accounts;

(ii) all Goods, including all Inventory and Equipment;

(iii) all Instruments;

(iv) all Commercial Tort Claims;

(v) all Supporting Obligations;

(vi) all Chattel Paper, including Electronic Chattel Paper and Tangible Chattel Paper;

(vii) all Documents;

(viii) all General Intangibles, including Payment Intangibles and Software;

(ix) all Intellectual Property;

(x) all Deposit Accounts;

(xi) all Investment Property (but excluding any portion thereof that constitutes Margin Stock unless otherwise expressly provided in any Security Documents);

(xii) all Letter-of-Credit Rights;

(xiii) all monies now or at any time or times hereafter in the possession or under the control of an Agent or a Lender or a bailee or Affiliate of Agent or a Lender, including any Cash Collateral in the Cash Collateral Account;

(xiv) all accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (xiii) above, including proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to or destruction of any of the Collateral; and

(xv) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs, and other computer materials and records) of such Borrower pertaining to any of (i) through (xiv) above.

5) Release of Liens Against New Borrowers. Notwithstanding the foregoing, upon the satisfaction of each of the PropCo Release Conditions as determined by Administrative Agent, each of the New Borrowers, Travel Main, Lockwood and C&L shall cease to be an Obligor under the Credit Documents and all Liens of Administrative Agent and the other Secured Parties in the Property of each of the New Borrowers, Travel Main, Lockwood and C&L shall be released. In such event, Administrative Agent shall promptly file releases of mortgages, Uniform Commercial Code termination statements, releases or terminations with the United States Patent and Trademark Office and any other documentation necessary to evidence the release of such Liens.

6) Acknowledgments and Stipulations.

(a) Each Borrower acknowledges and stipulates that all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower) and that the security interests and Liens granted by each Borrower in favor of Administrative Agent are duly perfected, first priority security interests and Liens.

(b) Each Borrower acknowledges and stipulates that each respective owned and leasehold real property, including any fixtures thereon, transferred by any Borrower to any New Borrower in connection with the “Proposed Transactions” contemplated by that certain Third Consent Letter and Fourth Amendment to Amended and Restated Credit and Security Agreement, of even date herewith, among Administrative Agent, Lenders, and Existing Borrowers (the “Third Consent”), is acquired by such New Borrower as grantee expressly subject to the existing Mortgage in favor of Administrative Agent, for itself and for the benefit of the Secured Parties encumbering said real property and fixtures. Each New Borrower hereby ratifies, assumes and agrees to perform all of the obligations of the mortgagor or grantor under each Mortgage encumbering any of the owned and leasehold real property transferred to such New Borrower in connection with the Proposed Transactions.

7) Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Credit Documents (including the Mortgages) to which it is a party, and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Credit Documents (including the Mortgages) to which it is a party.

8) Representations and Warranties. To induce Administrative Agent and Lenders to enter into this Agreement, each Borrower hereby makes the following representations and warranties to Administrative Agent and Lenders, which representations and warranties shall survive the delivery of this Agreement and the making of additional Loans under the Credit Agreement as amended hereby:

(a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Agreement and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(b) Compliance of Agreements with Laws. The execution, delivery and performance of this Agreement and each other agreement contemplated hereby in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i) require any Governmental Approval (other than the filing of UCC financing statements and the recordation of mortgages, deeds to secure debt or deeds of trust, as applicable) that has not been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries;

(ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or other constituent documents or any shareholders’ or members’ agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower’s or such Subsidiaries’ Property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries; or

(iii) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or hereafter acquired by such Borrower other than the security interests and Liens granted to Administrative Agent.

(c) Schedules. The Schedules attached hereto contain true, accurate and complete information with respect to Borrowers and the matters represented and warranted by Borrowers pursuant to Section 9 of the Credit Agreement and such Schedules shall be deemed to supplement and be a part of the Schedules to the Credit Agreement.

(d) Assets. No New Borrower has any material assets of any kind other than (i) fee owned interests in real property (or, with respect to that certain real property located in the Town of Wallingford, Connecticut, leasehold interests in real property), (ii) improvements upon such real property, and (iii) its rights under lease agreements with respect to such real property.

(e) No Defaults. After giving effect to this Agreement, the Third Consent, and to the updated Schedules attached hereto, no Default or Event of Default exists on the date hereof and all of the representations and warranties made by each Borrower in the Credit Agreement are true and correct on and as of the date hereof.

9) Additional Covenants. To induce Administrative Agent and Lenders to enter into this Agreement, each Borrower, as applicable, covenants and agrees to deliver to Administrative Agent, on or before the date hereof, each of the following documents, in form and substance satisfactory to Administrative Agent, and, where applicable, in sufficient copies for each Lender:

(a) Notes. An allonge to each Note outstanding under the Credit Agreement, duly executed by each New Borrower;

(b) Pledge Agreement. An amendment or supplement to the applicable Pledge Agreement, pursuant to which Borrowers and their Affiliates pledge to Administrative Agent all of the issued and outstanding membership interests, shares of capital stock, or other equity interests of Lockwood, C&L and each New Borrower as security for the Obligations, together with all certificates and stock powers, undated and in blank, required to be delivered in connection with the execution and delivery of such amendment or supplement;

(c) Organization Documents; Resolutions. Copies of the charter, certificate or articles of incorporation or organization of each New Borrower, certified by the Secretary of State or other appropriate official of the jurisdiction of such New Borrower’s state of organization, and copies of all other Organization Documents and all amendments thereto, and certified copies of resolutions of each New Borrower’s managing member or board of directors, duly authorizing and empowering such New Borrower to enter into, execute, deliver and perform this Agreement and each of the other Credit Documents to which it is a party;

(e) Good Standing Certificates. Good standing certificates for each New Borrower, issued by the Secretary of State or other appropriate official of such New Borrower’s jurisdiction of organization and each jurisdiction where the conduct of such New Borrower’s business activities or ownership of its property necessitates qualification, or, if any such good standing certificate (with respect to a jurisdiction other than its jurisdiction of organization) is not yet available, a certified copy of New Borrower’s application for such qualification;

(f) Opinion Letters. The favorable, written opinions of counsel to the Borrowers, as to the due authorization, execution and delivery of this Agreement and the other Credit Documents contemplated hereby to be delivered in connection herewith, as to the enforceability of this Agreement, the Credit Agreement as amended hereby and such other Credit Documents, and such other matters as any Lender through Administrative Agent may reasonably request; and

(g) Other Documents. Such other documents and instruments as Administrative Agent or any Lender may reasonably request, including, without limitation, the other documents required by the Third Consent.

10) References to Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

11) Breach of Agreement. This Agreement shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

12) Effectiveness of Agreement; Governing Law. The provisions of this Agreement shall become effective as of the date hereof on the first date (the “Agreement Effective Date”) on which Administrative Agent shall have received duly executed and delivered counterparts of this Agreement from each of the Borrowers. Upon effectiveness, this Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia.

13) Expenses of Administrative Agent. Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and any other Credit Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

14) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

15) No Novation, etc. Except as otherwise expressly provided in this Agreement, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

16) Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

17) Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

18) Entire Agreement; Schedules. This Agreement and the other Credit Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. Each of the Schedules attached hereto is incorporated into this Agreement and by this reference made a part hereof.

19) Further Assurances. Each Borrower agrees to take such further actions as Administrative Agent or Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

20) Section Titles. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

21) Release of Claims. To induce Administrative Agent and Lenders to enter into this Agreement, each Borrower hereby releases, acquits and forever discharges Administrative Agent and Lenders, and all of the respective officers, directors, agents, employees, successors and assigns of Administrative Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Administrative Agent or any Lender arising under or in connection with any of the Credit Documents or otherwise. Each Borrower represents and warrants to Administrative Agent and Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Administrative Agent or any Lender.

22) Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Agreement.

[Signatures commence on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal as of the date and year first above written.

NEW BORROWERS:

DELNOR PROPERTY, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA STEEL PROPERTY, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

FERALLOY PROPERTY, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA-METALS PROPERTY, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA-METALS PROPERTY II, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

METALS SUPPLY PROPERTY, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

SMITH PIPE & STEEL PROPERTY, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

EXISTING BORROWERS:

SMITH PIPE & STEEL COMPANY

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

INFRA-METALS CO.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

FERALLOY CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA GP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA LP, L.L.C.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELTA STEEL, L.P.

By:	Delta GP, L.L.C., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	Delta LP, L.L.C., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

PNA GROUP, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

DELNOR CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

TRAVEL MAIN CORPORATION

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

LOCKWOOD ACQUISITION, LLC

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

CLINTON & LOCKWOOD, LTD.

By:	PNA Group, Inc., its general partner (before giving effect to the “Proposed Transactions” contemplated by the Third Consent Letter and Fourth Amendment to Amended and Restated Credit and Security Agreement of even date herewith)

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

Affirmed by:

Travel Main Corporation, its general partner (after giving effect to the “Proposed Transactions” contemplated by the Third Consent Letter and Fourth Amendment to Amended and Restated Credit and Security Agreement of even date herewith)

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

Consented to:

By:	Lockwood Acquisition, LLC, its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

METALS SUPPLY COMPANY, LTD.

By:	MSC Management, Inc., its general partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

By:	PNA Group, Inc., its limited partner

	By:	/s/ Eva M. Kalawski
	Name:	Eva M. Kalawski
	Title:	Vice President and Secretary

MSC MANAGEMENT, INC.

By:	/s/ Eva M. Kalawski
Name:	Eva M. Kalawski
Title:	Vice President and Secretary

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President